Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
January 31, 2000



Expected B Maturity 9/15/03


Blended Coupon 5.3809%


Excess Protection Level
3 Month Average   6.12%
January, 2000   5.62%
December, 1999   6.66%
November, 1999   6.06%


Cash Yield17.74%


Investor Charge Offs 4.73%


Base Rate 7.39%


Over 30 Day Delinquency 5.03%


Seller's Interest 9.78%


Total Payment Rate14.21%


Total Principal Balance$49,077,414,912.07


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,800,914,393.58